Exhibit 99.1

CONTACTS:
Investors
Laura Rossi
InvestorRelations@amerantbank.com
(305) 460-8728

Media
Silvia M. Larrieu
MediaRelations@amerantbank.com
(305) 441-8414

AMERANT BANCORP ANNOUNCES THE RETIREMENT OF TWO BOARD

MEMBERS AND NAMING OF FOUR NEW DIRECTORS

Coral Gables, Florida, March 14, 2022 - Amerant Bancorp Inc. (NASDAQ: AMTB) (the “Company”) and its subsidiary, Amerant Bank, N.A. (the “Bank”), today announced the following changes to its Board of Directors:

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Frederick C. Copeland, Jr., Chairman of the Board of the Company and the Bank, and J. Guillermo Villar, Director of the Company and the Bank, have announced their retirement from the Boards effective immediately after the Company’s annual meeting on June 8, 2022.

•	Orlando Ashford, Samantha Holroyd, John Quelch and Oscar Suarez have been named directors of the Company and the Bank, effective April 1, 2022.

The Company also announced that the Board appointed Vice-Chairman, President and CEO Jerry Plush as Chairman of the Board, and current director Pamella J. Dana, Ph.D as Lead Independent Director, effective immediately after the Company’s Annual Shareholders Meeting to be held on June 8, 2022. Dr. Dana has served as a Director of the Company and the Bank since 2007, is the Chair of the Compensation Committee and member of the Audit Committee as well as the Corporate Governance and Nominating Committee. Dr. Dana holds a Ph.D. in International Development and Economics from the University of Southern California, a master’s degree in administration, planning and policy from Harvard University and a bachelor’s degree in sociology and social work from California State University.

“We celebrate and thank Rick and Guillermo for their many years of service and their invaluable contributions to our organization” said Jerry Plush Vice Chairman, President & CEO of Amerant. “While we will miss them in the coming periods, we are extremely fortunate to welcome four new board members in Samantha, Orlando, John and Oscar, who each bring unique experiences and perspectives from their highly diverse personal and professional backgrounds. All four of these new members live in our footprint here in South Florida and Houston, and we look forward to having them provide strategic guidance and help profitably grow the organization.”

“It has been an honor to serve as Chairman of the Board of this amazing institution,” said Rick Copeland. “I welcome the new directors and am confident that their experience will be as positive as mine has been. I am pleased to announce the appointments of both Jerry and Pam in their new roles. With these key additions to the board and appointments, I know that the company is in good hands to continue its increasingly positive long-term trajectory.”

“Amerant has greatly benefited from a strong, committed staff of consummate industry professionals,” added J. Guillermo Villar. “I am pleased to have had the opportunity to work with them both as CEO and as a board member. I consider them not only work colleagues, but friends.”

The New Directors:

Orlando Ashford has 29 years of global experience in executive management, talent management, organizational development, change management and corporate human resources and is currently a strategic advisor to Sycamore Partners and serves on the board of Azamara Cruises. Mr. Ashford also serves on the board of directors of ITT, Inc. (stepping down in May 2022), Perrigo, Inc, Array Technologies, Hershey Entertainment & Resorts Company, State Farm Fire and Life advisory boards and Year Up, a year-long intensive training program for underserved young adults. Mr. Ashford has held several leadership roles during his career in Holland America Line, Mercer, Marsh & McLennan Companies, Coca-Cola Company and Motorola Inc. Mr. Ashford holds a Bachelor of Science degree and Master of Science degree in Organizational Leadership and Industrial Technology from Purdue University. Mr. Ashford currently resides in Fort Lauderdale, FL.

Samantha Holroyd has over 30 years of corporate engineering experience and currently serves as an independent advisor to the oil and gas industry through Golden Advisory Services, LLC, a consulting firm, as well as on the board of directors of Oasis Petroleum (NYSE: OAS). Most recently, Ms. Holroyd served as independent board member of Gulfport Energy’s (NASDAQ: GPOR). During her career, Ms. Holroyd has held several leadership roles at Lantana Energy Advisors, a division of SunTrust Robinson Humphrey, Inc., TPG Sixth Street Partners, Denham Capital Management LP, Royal Dutch Shell PLC, EIG Global Energy Partners and Ryder Scott Company. Ms. Holroyd received a Bachelor of Science degree in Petroleum Engineering from the Colorado School of Mines, holds FINRA Certifications (Series 79 and Series 63), is a Registered Professional Engineer in the State of Texas and a Certified Corporate Director by the National Association of Corporate Directors (NACD). Ms. Holroyd currently resides in Houston, TX.

John Quelch has over 40 years of senior leadership and academic experience, and currently serves as dean of the University of Miami Herbert Business School and as the University’s vice provost for executive education. Mr. Quelch serves on the boards of Industrial Human Capital, Inc. and Global Crossing Airlines and is a member of both the Trilateral Commission and the Council on Foreign Relations. Prior to joining the Miami Herbert Business School, he was the Charles Edward Wilson Professor of Business Administration at Harvard Business School. He also held a joint appointment as professor of health policy and management at the Harvard T.H. Chan School of Public Health – the first to hold dual primary appointments in those two schools, and one of only a few faculty members across Harvard University with this distinction. Mr. Quelch has served on numerous corporate, nonprofit, and public agency boards such as Aramark, Alere, Pepsi Bottling Group and Reebok International, among others. Mr. Quelch earned a BA and an MA from Exeter College, Oxford University; an MBA from the Wharton School of the University of Pennsylvania; an SM from the Harvard School of Public Health; and a DBA in business from Harvard Business School. Mr. Quelch currently resides in Coral Gables, FL.

Oscar Suarez, a lifelong resident of Miami, recently retired after 40 years of public accounting experience spanning the consumer/retail, hospitality, transportation and international banking sectors. He was most recently a member of the Ernst & Young (EY) U.S. central region leadership team. Prior to that, Mr. Suarez served as EY’s markets leader for Florida and Puerto Rico, overseeing all services provided by EY in these two markets. Mr. Suarez was recently admitted as an executive member to the Latino Corporate Directors Association, is a board member of Industrial Rail Services, L.P., and has served over the last 14 years as the chair of the Florida Accountants Coalition. During his career, he has worked with management teams and board of directors across large multinational and SEC registrants and served on the board of Miami United Way and Florida international University (FIU) Foundation. Mr. Suarez was a founding member of corporate advisory boards at FIU and University of Miami. Mr. Suarez, a CPA, holds a Bachelor of Accounting degree from St. Thomas University in Miami. Mr. Suarez currently resides in Miami, FL.

About Amerant Bancorp Inc. (NASDAQ: AMTB)

Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., Elant Bank and Trust Ltd., and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the second largest community bank headquartered in Florida. The Bank operates 24 banking centers – 17 in South Florida and 7 in the Houston, Texas area. For more information, visit investor.amerantbank.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements with respect to our objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” and other similar words and expressions of the future.

Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2019, in our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2020 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

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